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                                  HAGGAR CORP.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

                            EFFECTIVE OCTOBER 1, 1999














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                                TABLE OF CONTENTS


                                                                                PAGE

ARTICLE I      Plan Definitions ................................................ 3
     1.1       "Actuarial Assumptions" ......................................... 3
     1.2       "Affiliated Employer" ........................................... 3
     1.3       "Benefit Offset Amount" ......................................... 3
     1.4       "Board" ......................................................... 4
     1.5       "Change of Control" ............................................. 4
     1.6       "Corporation" ................................................... 4
     1.7       "Final Annual Earnings" ......................................... 4
     1.8       "Normal Retirement Age .......................................... 4
     1.9       "Participant" ................................................... 5
     1.10      "Participating Employer" ........................................ 5
     1.11      "Participation Agreement" ....................................... 5
     1.12      "Plan ........................................................... 5
     1.13      "Service" ....................................................... 5
     1.14      "Subsidiary" .................................................... 5
     1.15      "Termination of Service" ........................................ 5

ARTICLE II     Effective Date .................................................. 5

ARTICLE III    Eligibility and Participation ................................... 5
     3.1       Designation of Participants ..................................... 5
     3.2       Eligibility for Benefits ........................................ 5

ARTICLE IV     Retirement Benefits ............................................. 6
     4.1       Retirement Benefit Under this Plan .............................. 6
               (a) Retirement Benefit .......................................... 6
               (b) Forfeiture Events ........................................... 6
               (c) Pre-Retirement Death Benefit ................................ 7
               (d) Lump Sum Payment Election and Penalty ....................... 7
     4.2       Change of Control Vesting ....................................... 7
     4.3       Withholding and Employment Taxes ................................ 7

ARTICLE V      Source of Benefits .............................................. 7
     5.1       Benefits Payable from General Assets ............................ 7

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                                TABLE OF CONTENTS
                                   (CONTINUED)
                                                                                PAGE

     5.2       Investments to Facilitate Payment of Benefits ................... 8
     5.3       Unfunded Plan ................................................... 8

ARTICLE VI     Amendment and Termination ....................................... 8
     6.1       Amendment and Termination ....................................... 8

ARTICLE VII    Adoption by Other Employers ..................................... 9
     7.1       Participating Employers ......................................... 9
     7.2       Amendment ....................................................... 9

ARTICLE VIII   Administration of Plan .......................................... 9
     8.1       Plan Administration ............................................. 9
     8.2       Plan Administrator's Rules and Powers ........................... 9
     8.3       Liability of Plan Administrator ................................. 9
     8.4       Interpretation of Plan ..........................................10
     8.5       Determination of Benefits .......................................10

ARTICLE IX     Claims for Benefits .............................................10
     9.1       Claims Procedures ...............................................10
     9.2       Review Procedure ................................................10

ARTICLE X      Covenants Applicable to Participants in the Plan ................11
     10.1      Confidential Information ........................................11
     10.2      Non-Solicitation ................................................11
     10.3      Covenant Not to Compete .........................................12

ARTICLE XI     Miscellaneous Provisions ........................................12
     11.1      No Guarantee of Employment ......................................12
     11.2      Non-Alienation of Benefits ......................................12
     11.3      Payment to Representatives ......................................12
     11.4      Timing of Payments ..............................................12
     11.5      Governing Law ...................................................13
     11.6      Arbitration .....................................................13
     11.7      Gender and Number ...............................................13
     11.8      Titles and Headings .............................................13
     11.9      Successors ......................................................13

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                                      ii

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                                  HAGGAR CORP.

                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         WHEREAS, Haggar Corp., a Nevada corporation having its principal place of business in Dallas, Texas, desires to implement the Haggar Corp. Supplemental Executive Retirement Plan for the purpose of attracting and retaining key management employees; and

         WHEREAS, Haggar Corp. desires to permit any Subsidiary or Affiliated Employer of Haggar Corp. to become a Participating Employer in the Plan; and

         WHEREAS, the Plan is intended to provide a select group of key management or highly compensated employees with nonqualified supplemental retirement income; and

         WHEREAS, the Compensation Committee of the Board of Directors of Haggar Corp. has authorized the execution and adoption of the Plan;

         NOW, THEREFORE, the Plan is hereby adopted to provide as follows:

                                    ARTICLE I
                                PLAN DEFINITIONS

         1.1 "Actuarial Assumptions" means the interest rate and mortality assumptions used by the Corporation's actuaries on a consistent basis in determining the Corporation's accrued liabilities under the Plan for financial accounting purposes.

         1.2 "Affiliated Employer" means any trade or business (whether or not incorporated) which is under common control, as that term is defined in
Section 414(c) of the Internal Revenue Code of 1986, with the Corporation; any organization (whether or not incorporated) which is a member of an affiliated service group, as that term is defined in Section 414(m) of the Internal Revenue Code of 1986, which includes the Corporation; and any other entity required to be aggregated with the Corporation pursuant to Regulations under Section 414(o) of the Internal Revenue Code of 1986.

         1.3 "Benefit Offset Amount" means the annual payment that would be made to a Participant by annuitizing one-third (1/3) of the accumulated account balance(s) of any annuity contracts purchased for his benefit under the Corporation's Bonus Savings Plan as of the earlier of (i) his attainment of Normal Retirement Age, or (ii) his Termination of Service, assuming an annuity payment in the same form and for the same period of time as the annuity payment described in Section 4.1(a) of the Plan. On an annual basis, on a date to be determined by the Corporation, the Participant or his beneficiary shall provide the Corporation with the accumulated account balance of the annuity contract and any other information necessary to calculate the Benefit Offset Amount, provided that the Participant shall not be required to provide such information following the commencement of payment of benefits under this Plan. The Corporation's actuaries shall provide the calculations necessary to determine the Benefit Offset Amount using the Actuarial Assumptions as defined herein.


                                                                             3

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         1.4  "Board" means the Board of Directors of the Corporation.

         1.5 "Change of Control" means (i) a merger or consolidation of the Corporation or a Participating Employer with or into another corporation in which the Corporation or the Participating Employer shall not be the surviving corporation (other than a merger undertaken solely in order to reincorporate in another state) (for purposes hereof the Corporation or the Participating Employer shall not be deemed the surviving corporation in any such transaction if as the result thereof it becomes a wholly-owned subsidiary of another corporation), (ii) a dissolution of the Corporation or a Participating Employer, (iii) a transfer of all or substantially all of the assets of the Corporation or a Participating Employer in one transaction or a series of related transactions to one or more other persons or entities, (iv) a transaction or series of transactions that results in any entity, "Person" or "Group" (as defined below), becoming the beneficial owner, directly or indirectly, of securities of the Corporation or a Participating Employer representing more than 50% of the combined voting power of the Corporation's or the Participating Employer's then outstanding securities, or (v) during any period of two (2) consecutive years commencing on or after October 1, 1999, individuals who at the beginning of the period constituted the Corporation' s Board of Directors cease for any reason to constitute at least a majority, unless the election of each director who was not a director at the beginning of the period has been approved in advance by directors representing at least two-thirds (2/3) of the directors then in office who were directors at the beginning of the period; PROVIDED, HOWEVER, that a "Change of Control" shall not be deemed to have occurred if the ownership of 50% or more of the combined voting power of the surviving corporation, asset transferee or Corporation or Participating Employer (as the case may be), after giving effect to the transaction or series of transactions, is directly or indirectly held by (A) a trustee or other fiduciary under an employee benefit plan maintained by the Corporation, a Participating Employer, or any Subsidiary, (B) one or more of the "executive officers" of the Corporation that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control, (C) one or more of the children of J.M. Haggar, Sr. or their lineal descendants, or any entity, Person or Group under their control, or (D) one or more members of the "senior management" of the Corporation or a Participating Employer as designated by the Chief Executive Officer from time to time, that held such positions prior to the transaction or series of transactions, or any entity, Person or Group under their control. As used herein, "Person" and "Group" shall have the meanings set forth in Sections 13(d)(3) and/or 14(d)(2) of the Securities Exchange Act of 1934, as amended ("1934 Act"), and "executive officer" shall have the meaning set forth in Rule 3b-7 promulgated under the 1934 Act.

         1.6 "Corporation" means Haggar Corp., a Nevada corporation with its principal place of business in Dallas, Texas.

         1.7 "Final Annual Earnings" means the average base salary and annual incentive bonus paid to the Participant by the Participating Employer during the three (3) consecutive fiscal years preceding the earlier of (1) the Participant's Normal Retirement Age, or (2) the Participant's Termination of Service.

         1.8 "Normal Retirement Age" means the attainment of a specified age, as determined by the Compensation Committee of the Board, which may be different for each Participant and shall be provided in the Participant's Participation Agreement entered into pursuant to this Plan.


                                                                             4

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         1.9   "Participant" means any key management or highly compensated employee of the Participating Employer who is designated as a Participant by the Compensation Committee of the Board as provided in Article III. A Participant shall also mean a retired or terminated Participant who continues to be entitled to retirement benefits under this Plan after his Termination of Service.

         1.10 "Participating Employer" means the Corporation and/or any Subsidiary or Affiliated Employer that adopts this Plan in accordance with
Article VII.

         1.11 "Participation Agreement" means the agreement entered into between the Participating Employer and the Participant in accordance with the terms of this Plan.

         1.12 "Plan" means the Haggar Corp. Supplemental Executive Retirement Plan, and any amendments thereto.

         1.13 "Service" means the period of full time employment of a Participant with a Participating Employer (but not counting any period during which such employer was not a Participating Employer, unless the Participation Agreement expressly provides otherwise).

         1.14 "Subsidiary" means any corporation that is part of a controlled group of corporations, within the meaning of Section 414(b) of the Internal Revenue Code of 1986, in which the Corporation is a member.

         1.15 "Termination of Service" means the first day of the month following termination of a Participant's Service whether by voluntary or involuntary separation, retirement, disability or death.

                                   ARTICLE II
                                 EFFECTIVE DATE

         2.1 This Plan shall be effective on October 1, 1999.

                                   ARTICLE III
                          ELIGIBILITY AND PARTICIPATION

         3.1 DESIGNATION OF PARTICIPANTS. The Participants shall be those key management or highly compensated employees of the Participating Employer designated from time to time by the Compensation Committee of the Board as Participants of the Plan. Each Participant shall enter into a Participation Agreement setting forth the terms of his benefits hereunder, which may, with the consent of the Compensation Committee of the Board, contain provisions inconsistent with, and applying in lieu of the Plan's terms.

         3.2 ELIGIBILITY FOR BENEFITS. Benefits under this Plan shall be payable in respect of a Participant if:

                  (a) the Participant dies while in active Service and is survived by his or her spouse; or


                                                                             5

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                  (b) the Participant (1) experiences a Termination of Service;
         (2) his Retirement Benefit at such time is either fully or partially vested based on the Participant's Vested Benefit Schedule; and (3) the Participant does not engage in, and continues to refrain from engaging in, activities that violate any of the non-compete, non-solicitation or confidential information covenants set forth in Article X of this Plan.

         Except as otherwise provided above, no benefits shall be payable hereunder with respect to any Participant whose Termination of Service occurs prior to his having been partially vested in Retirement Benefits.

                                   ARTICLE IV
                               RETIREMENT BENEFITS

         4.1  RETIREMENT BENEFIT UNDER THIS PLAN.

                  (a) RETIREMENT BENEFIT. The Participant's Retirement Benefit payable for life under this Plan shall be an annual amount equal to
         (i) a Participant's Final Annual Earnings multiplied by the Benefit Percentage determined by the Compensation Committee of the Board and set forth in the Participation Agreement, reduced by (ii) the Benefit Offset Amount, and then multiplied by (iii) the Participant's Vested Benefit Percentage. The Participant's Vested Benefit Percentage shall be determined in accordance with Section 4.2 hereof if applicable, and the Participant's vesting schedule, which shall be determined by the Compensation Committee of the Board, may be different for each Participant, and shall be provided in the Participant's Participation Agreement entered into pursuant to this Plan. Payment of benefits shall be made in the form of (i) a single life annuity, or (ii), if married, a joint and survivor annuity payable for life to the Participant and his spouse with fifty percent (50%) of the benefit continuing to the spouse on the death of the Participant. The joint and survivor annuity shall be the actuarial equivalent of the single life annuity otherwise payable under this subsection (i). Benefits shall commence as soon as administratively feasible following the Participant's Termination of Service.

                  Notwithstanding the above, a retirement benefit that is paid prior to a Participant's Normal Retirement Age shall be reduced for each year or fraction thereof by which the commencement date precedes such Age, using the Actuarial Assumptions as defined herein. The early retirement benefit shall be equal to the actuarial value of the retirement benefit if such benefit were paid at the Participant's Normal Retirement Age.

                  There shall be no additional accrual of benefit following a Participant's Normal Retirement Age.

                  (b) FORFEITURE EVENTS. A Participant's Retirement Benefit payments are expressly subject to forfeiture, and shall be terminated and forfeited if the Participant engages in activities that violate any of the non-compete, non-solicitation or confidential information covenants set forth in Article X of this Plan.


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                  (c) PRE-RETIREMENT DEATH BENEFIT. If a Participant dies while in Service prior to commencing payment of his Retirement Benefit, a Pre-Retirement Death Benefit under this Plan shall be paid to the Participant's surviving spouse or his contingent beneficiary, in ten
         (10) annual installments in an amount to be determined by the Compensation Committee of the Board, which may be different for each Participant, and shall be provided in the Participation Agreement entered into pursuant to this Plan. The Pre-Retirement Death Benefit shall be paid as soon as administratively feasible following the Participant's date of death.

                  The Participant may from time to time designate a contingent beneficiary, to whom Pre-Retirement Death Benefit shall be paid in the event the Participant's spouse should die prior to receipt of the final payment of such benefit. If a beneficiary is not so designated or if the beneficiary predeceases the Participant's spouse, then benefits are payable to the Participant's estate. Designation of a beneficiary hereunder must be made in writing in a manner and form acceptable to the Corporation.

                  (d) LUMP SUM PAYMENT ELECTION AND PENALTY. The following election shall be available (i) only with the written approval of the Compensation Committee of the Board of Directors, or (ii) absent such approval, only following a date that is one (1) year after a Change of Control of the Corporation. A Participant or a Participant's surviving spouse who has commenced receiving a Retirement Benefit or a Pre-Retirement Death Benefit, or is eligible to do so, may make an irrevocable election to receive, in lieu of continued annuity payments, a lump sum payment with an actuarial present value of the then remaining Retirement Benefit or Pre-Retirement Death Benefit, as the case may be, reduced by 10%. The Corporation's actuaries shall provide the calculation of such lump sum amount based on the Actuarial Assumptions (as defined herein). This election must be in writing, and will be effective as soon as administratively feasible following the date the election is received by the Corporation, but in no event later than thirty (30) days following the date the election is received by the Corporation.

         4.2 CHANGE OF CONTROL VESTING. The Retirement Benefit payable under this Plan shall be fully vested (100%) upon a Change of Control of the Corporation.

         4.3 WITHHOLDING AND EMPLOYMENT TAXES. All payments of retirement benefits shall be reduced by the amount of applicable federal, state and local withholding for income and employment taxes.

                                    ARTICLE V
                               SOURCE OF BENEFITS

         5.1 BENEFITS PAYABLE FROM GENERAL ASSETS. Benefits payable under this Plan shall be paid exclusively from the general assets of the Participating Employer, and no person entitled to payment under the Plan shall have any claim, right, priority, security interest, or other interest in any fund, trust, account, or other asset of the Participating Employers that may be looked to for such payment. The liability for the payment of benefits hereunder shall be evidenced only by this Plan and by the existence of a book reserve established and maintained by the Participating Employer for purposes of this Plan.


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         5.2  INVESTMENTS TO FACILITATE PAYMENT OF BENEFITS.  Although the
Participating Employers are not obligated to invest in any specific asset or fund in order to provide the means for the payment of any liabilities under this Plan, they may elect to do so. In such event, the Participant shall not have any interest whatever in such asset or fund. The Participant also understands and agrees that his cooperation or participation, in any manner, in the acquisition of any insurance policy or any other general asset by the Participating Employer for purposes of this Plan shall not constitute a representation to the Participant, his beneficiary, or any person claiming through the Participant that any of them has a special, identified, or beneficial interest in such general asset or that any such asset will be used only to provide benefits under the Plan. Although the Participating Employer may earmark, invest or segregate assets representing its commitment to the Participant under this Plan, no such action shall give the Participant or any person claiming through him any claim to any such earmarked or segregated account or investment asset at any time or any security for the payment of benefits. All such investments and accounts shall remain the general assets of the Participating Employer. Similarly, no investment earnings, increases or gains realized or unrealized upon any such earmarked or segregated account or investment shall inure to the benefit of the Participant directly or indirectly, but all shall remain the property of the Participating Employer. In addition, benefits payable under the terms of this Plan shall not be limited or governed in any way by the value or proceeds of any such asset or its earnings. All Participants shall in all events have the status of general unsecured creditors of the Participating Employer, and this Plan shall constitute a mere unsecured promise to make benefit payments in the future.

         To the extent that funds are actually invested, earmarked and/or segregated for the purpose of performing a Participating Employer's obligations under this Plan, (1) no trust or secured arrangement shall be deemed to have been created because of such investment, earmarking or segregation, (2) all earnings, gains, losses and expenses experienced on such investments shall remain the property of the Participating Employer and shall have no effect on the Participating Employer's obligations to the Participant, and (3) all such assets or funds shall remain subject to the claims of the Participating Employer's general creditors.

         5.3 UNFUNDED PLAN. It is the intention of the Corporation that this Plan and the benefits provided hereunder be administered as an unfunded pension benefit plan for federal income tax purposes and established and maintained for members of a select group of management or highly compensated employees as described in Section 201(2) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Corporation and Plan Administrator shall comply in all respects with the requirements imposed by ERISA upon such plans.

                                   ARTICLE VI
                            AMENDMENT AND TERMINATION

         6.1 AMENDMENT AND TERMINATION. The Board or the Compensation Committee thereof may at any time, or from time to time, amend this Plan in any respect or terminate this Plan, provided that any such amendment or termination shall have no affect on the rights of a Participant or a beneficiary under an existing Participation Agreement unless the Participant or beneficiary consents in writing to the termination or amendment. The Participation Agreement may not be amended, altered or modified, except by a written instrument signed by the parties, or their respective successors or assigns, and may not be otherwise terminated except as provided herein.

                                   ARTICLE VII
                           ADOPTION BY OTHER EMPLOYERS

         7.1 PARTICIPATING EMPLOYERS. Notwithstanding anything herein to the contrary, any Subsidiary or Affiliated Employer of the Corporation may adopt this Plan and all the provisions hereof and participate herein and be known as a Participating Employer, by execution of a Participation Agreement.

         7.2 AMENDMENT. Each Participating Employer who adopts the Plan shall be deemed to have authorized the Corporation, through its Board or the Compensation Committee thereof to amend the Plan.

                                  ARTICLE VIII
                             ADMINISTRATION OF PLAN

         8.1 PLAN ADMINISTRATION. The general administration of this Plan shall be the responsibility of the Corporation, which is hereby authorized, in its discretion, to delegate said responsibilities to an administrator or administrative committee. The person or groups discharging such duties shall be referred to in this Article as the Plan Administrator. The Corporation shall appoint a qualified actuary or actuaries to perform all actuarial calculations. The good faith determination of the Corporation in reliance upon such actuary or actuaries shall be final and conclusive.

         8.2 PLAN ADMINISTRATOR'S RULES AND POWERS. Subject to the provisions of this Plan, the Plan Administrator shall from time to time establish rules, forms, and procedures for the administration of this Plan. The Plan Administrator's decisions as to entitlement to Benefits, amount of benefits, and other matters shall be based upon the Corporation records, the Plan Administrator's records, and all other relevant information, as interpreted by the Plan Administrator in its sole discretion. Such decisions, actions, and records of the Plan Administrator shall be conclusive and binding upon the Participating Employers and all persons having or claiming to have any right or interest in or under the Plan.

         8.3 LIABILITY OF PLAN ADMINISTRATOR. No members of the Plan Administrator shall be liable for any act or omission of any other member of the Administrator except as required by applicable law. The Corporation shall indemnify and save harmless each Plan Administrator against any and all expenses and liabilities arising out of his service as Plan Administrator, excepting only expenses and liabilities arising out of his own willful misconduct. Expenses against which a Plan Administrator shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought, or settlement thereof The foregoing right of indemnification shall be in addition to any other rights to which any such person may be entitled as a matter of law.

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         8.4  INTERPRETATION OF PLAN. The Plan Administrator shall have full discretionary authority to interpret the Plan; such interpretations and all other decisions and determinations made by the Plan Administrator shall be final and binding upon all parties. In the event that a Participant is a member of the Plan Administrator, however, said Administrator shall not make decisions and determinations affecting his own benefits.

         8.5 DETERMINATION OF BENEFITS. In addition to the powers hereinabove specified, the Plan Administrator shall have the power to compute and certify under this Plan the amount and kind of benefits from time to time payable to the Participant and his beneficiary and to authorize all disbursements for such purposes.

                                   ARTICLE IX
                              CLAIMS FOR BENEFITS

         9.1 CLAIMS PROCEDURES. The Plan Administrator shall make all determinations as to the right of the Participant or beneficiary to a benefit under the Plan. If any person does not receive the benefit to which he believes he is entitled under this Plan, said person may file a claim for benefits in writing which shall be signed by the Participant, beneficiary or legal representative of the Participant or beneficiary. Claims shall be granted or denied within 90 days after receipt unless additional time is required because of special circumstances. If additional time is required, the claimant will be notified in writing before the expiration of 90 days from the receipt of the claim. In no event shall the time for reaching a decision with respect to a claim be extended beyond 120 days after receipt of the claim.

         In the event that the Plan Administrator denies a claim for benefits, the claimant will be notified in writing. Such notice shall set forth the specific reasons for the denial, the specific provisions of this Plan on which the denial is based, a description of any additional materials or information necessary to perfect the claim along with an explanation of why such material or information is necessary, and an explanation of the claim review procedure.

         If no action is taken by the Plan Administrator on a claim within 90 days after its receipt, or, if the period for considering the claim has been extended, then if no action is taken within 120 days after receipt of the claim, the claim shall be deemed to be denied for purposes of the following review procedure.

         9.2 REVIEW PROCEDURE. If a claim is denied in whole or in part, the claimant may request the Plan Administrator to review its decision. This request must be made in writing within 60 days after the claim has been denied or is deemed to be denied under Section 9.1 and must set forth all of the grounds upon which the request is based, any facts in support of the request, and any issues or comments which the claimant considers relevant to the review. In preparing a request for review, the claimant will be entitled to review any documents which are pertinent to his claim at the office of the Corporation during regular business hours.

         The Plan Administrator shall act upon each request for review as soon as possible but not later than 60 days after the request for review is received unless additional time is required because of special circumstances. If additional time is required, the claimant will be notified in writing before the expiration of 60 days from receipt of the appeal. In no event shall the time for reaching a decision upon appeal be extended beyond 120 days after receipt of the notice of appeal.

         The Plan Administrator shall make an independent determination concerning the claim for benefits and shall give written notice of its decision to the claimant. The decision of the Plan Administrator on any claim review shall be final.

         If the Plan Administrator fails to deliver a decision within 60 days after receipt of the request for review, the claim shall be deemed denied on review.

                                    ARTICLE X
                COVENANTS APPLICABLE TO PARTICIPANTS IN THE PLAN

         10.1 CONFIDENTIAL INFORMATION. Plan Participants will, in the course of performing and fulfilling their duties, have access to and be entrusted with confidential information concerning the present and contemplated activities of the techniques and modes of business operations evolved and used or to be evolved and used by the Corporation and its Subsidiaries and their respective customers and clients, which information is not generally known in the industry in which the Corporation does business, the disclosure of any of which confidential information to competitors of the Corporation and its Subsidiaries or Affiliated Employers or to other persons would be highly detrimental to the interests of the Corporation, its Subsidiaries and Affiliated Employers (the "Confidential Information"). As a condition to receipt of Retirement Benefits under the Plan, each Participant (i) will not, during the continuance of his employment, directly or indirectly disclose any of such Confidential Information to any Person, nor shall he use the same, except as required in the normal course of his employment; and (ii) after the termination of his employment, will not directly or indirectly disclose or make any use of the Confidential Information without the written consent of the Corporation for himself or any third parties; and (iii) after the termination of his employment, will return the originals and all copies of any documents or other media containing Confidential Information in his possession or under his control to the Corporation; provided, however that the Participant shall not be prohibited from using the personal skills and know-how developed by him prior to the execution of his Participation Agreement and during the term of his employment, and subject to the provisions of Section 11.3, the Participant shall be allowed to pursue a career and earn his livelihood through the use of such general skills and know-how he has obtained (but not any Confidential Information, systems or techniques of the Corporation) before and during his employment after the termination of his employment without the express consent of or any liability to, the Corporation. In the event of any actual or threatened violation of the provisions of this Article X, the Corporation and/or any Subsidiary or Affiliated Employer may commence proceedings in any court of competent jurisdiction for, and shall be entitled to obtain, preliminary and permanent injunctive relief or other appropriate equitable remedies (without any bond or other security being required) and an accounting of all profits and benefits arising out of such violation, which rights and remedies shall be in addition to any other rights or remedies to which the Corporation may be entitled at law.

         10.2 NON-SOLICITATION. As a condition to receipt of Retirement Benefits under the Plan, each Participant shall not, without the prior written consent of the Corporation, engage in any of the conduct described in subsections (1) and (2) below, either directly or indirectly or in any capacity for any person, firm, partnership, corporation or other entity:

                  1. Directly or indirectly hire, attempt to hire, or assist any other person or entity in hiring or attempting to hire any current associate of the Corporation or any Affiliated Employer or any person who was such an associate within the 12-month period prior to the termination of the Participant's employment; or

                  2. directly or indirectly solicit, divert or take away, in competition with the Corporation, the business or patronage of any current customer of the Corporation or any Affiliated Employer.

         10.3 COVENANT NOT TO COMPETE. As an ancillary covenant to the terms and conditions set forth in Sections 10.1 and 10.2, and in consideration of the access to confidential information as described in Section 10.1, and as a condition to receipt of Retirement Benefits under the Plan, each Participant will not (without the prior written consent of the Corporation) either individually or in partnership or in conjunction with any other person or entity, as principal, agent, shareholder, guarantor, creditor, employee, consultant or in any other manner whatsoever, carry on any business of or be engaged in, consult or advise, lend money to, guarantee the debts or obligations of or permit his name or any part thereof to be used by, any person or entity engaged in or concerned with or interested in any business carried on, within the United States or the provinces of Canada in which the Corporation carries on business, which competes with the products manufactured and sold or services provided by the Corporation (the "Business").

                                   ARTICLE XI
                            MISCELLANEOUS PROVISIONS

         11.1 NO GUARANTEE OF EMPLOYMENT. Nothing contained herein shall be construed as a contract of employment or deemed to give any Participant the right to be retained in the employ of a Participating Employer, or to interfere with the rights of any such employer to discharge any individual at any time, or with or without cause, except as may be otherwise agreed in writing or provided by applicable law.

         11.2 NON-ALIENATION OF BENEFITS. A Participant's or beneficiary's rights to benefit payments under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, attachment or garnishment by creditors of the Participant or beneficiary.

         11.3 PAYMENT TO REPRESENTATIVES. If an individual entitled to receive any benefits hereunder is determined by the Corporation or is adjudged to be legally incapable of giving valid receipt of discharge for such benefits, benefits shall be paid to the duly appointed and acting guardian, if any, and if no such guardian is appointed and acting, to such persons as the Corporation may designate. Such payment shall, to the extent made, be deemed a complete discharge for such payments under this Plan.

         11.4 TIMING OF PAYMENTS. If a Participating Employer is unable to make the determinations required under this Plan in sufficient time for payments to be made when due, the

Participating Employer shall make the payments upon completion of such determinations with interest at a reasonable rate from the due date and may, at its option, make provisional payments, subject to adjustment, pending such determinations.

         11.5 GOVERNING LAW. The provisions of this Plan shall be construed according to the law of the State of Texas excluding the provisions of any such laws that would require the application of the laws of another jurisdiction.

         11.6 ARBITRATION. ANY DISPUTE BETWEEN THE PARTIES WHICH RELATES TO THE VALIDITY, CONSTRUCTION, MEANING, PERFORMANCE OR EFFECT OF THIS PLAN OR A PARTICIPATION AGREEMENT ENTERED INTO PURSUANT TO THIS PLAN, OR THE RIGHTS AND OBLIGATIONS OF THE PARTIES SHALL BE DETERMINED BY ARBITRATION PURSUANT TO THE ARBITRATION RULES FOR EMPLOYMENT DISPUTES OF THE AMERICAN ARBITRATION ASSOCIATION IN DALLAS, TEXAS. THE DECISION OF THE ARBITRATORS PURSUANT TO SUCH PROCEDURES SHALL BE FINAL AND BINDING UPON THE PARTIES AND SHALL NOT BE SUBJECT TO APPEAL AND MAY BE ENFORCEABLE IN ANY COURT OF COMPETENT JURISDICTION LOCATED IN DALLAS COUNTY, TEXAS.

         11.7 GENDER AND NUMBER. The masculine pronoun wherever used shall include the feminine. Wherever any words are used herein in the singular, they shall be construed as though they were also used in the plural in all cases where they shall so apply.

         11.8 TITLES AND HEADINGS. The titles to articles and headings of sections of this Plan are for convenience of reference and in case of any conflict, the text of the Plan, rather than such titles and headings, shall control.

         11.9 SUCCESSORS. This agreement shall be binding upon and shall inure to the benefit of the parties and their permitted successors, assigns, heirs, and legal representatives.

                                        HAGGAR CORP.




                                        By:   /s/ David Tehle
                                           ------------------------------------
                                           DAVID TEHLE, CHIEF FINANCIAL OFFICER

                    THIS AGREEMENT IS SUBJECT TO ARBITRATION
                     AS PROVIDED IN SECTION 11.6 OF THE PLAN

                        PARTICIPATION AGREEMENT UNDER THE
                                  HAGGAR CORP.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

         This Participation Agreement is made between JOSEPH M. HAGGAR, III,

(the "Participant") and HAGGAR CLOTHING CO., a Nevada corporation (the

"Participating Employer"), under the Haggar Corp. Supplemental Executive

Retirement Plan (the "Plan").

                                    RECITALS

A. Haggar Corp. (the "Corporation") previously established the Plan as a deferred compensation plan to provide Participants with reasonable and sufficient retirement benefits;

B. Haggar Clothing Co. desires to adopt the Plan and become a Participating Employer in the Plan;

C. The Corporation desires to provide a select group of its key management or highly compensated employees nonqualified supplemental retirement income; and

D. The terms and conditions of this Agreement, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

                              TERMS AND CONDITIONS

         1. The amount of the Participant's Benefit Percentage under this Agreement shall be 65%.

         2. The amount of the Participant's Pre-Retirement Death Benefit shall be annual installments equal to $400,000 each. The Participant's Pre-Retirement Death Benefit shall otherwise be paid in accordance with the terms of the Plan.

         3. The Participant's Normal Retirement Age is age 60.

         4. The Participant's Vested Benefit Schedule shall be as follows:


           PERCENT VESTED          CONTINUED SERVICE UNTIL ATTAINMENT OF AGE
           --------------          -----------------------------------------
                 50%                                  55
                 60%                                  56
                 70%                                  57
                 80%                                  58
                 90%                                  59
                100%                                  60

         5. The Participant's spouse shall be the beneficiary of the Pre-Retirement Death Benefit. If the Participant's spouse should die prior to receipt of the final payment of such benefit, the Participant designates the following contingent beneficiary:

                  Name of Contingent Beneficiary:
                                                    -------------------------

                  Relationship to the Participant:
                                                    -------------------------

If a beneficiary is not designated, such amounts shall be paid to the estate of the Participant.

         6. By his execution of this Agreement, the Participant acknowledges and agrees that the right to maintain confidential information constitutes a proprietary right that the Haggar Corp. and its Affiliated Employers are entitled to protect. As a condition to his receipt of Retirement Benefits under the Plan, the Participant acknowledges that he will comply with the covenants set forth in Article X of the Plan, regarding maintaining Confidential Information, non-solicitation of associates, and not engaging in activities that are competitive with the Business of Haggar Corp. and its Affiliated Employers. The Participant acknowledges and agrees that in the event of any actual or threatened violation of the covenants set forth in
Article X of the Plan, Haggar Corp. and/or any Affiliated Employer may commence proceedings in any court of competent jurisdiction for, and shall be entitled to obtain, preliminary and permanent injunctive relief or other appropriate equitable remedies (without any bond or other security being required) and an accounting of all profits and benefits arising out of such violation, which rights and remedies shall be in addition to any other rights or remedies to which Haggar Corp. may be entitled at law.

         7. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. All interpretations or determinations of Haggar Corp.'s Board of Directors and the Plan Administrator with respect to the Plan and this Agreement shall be binding and conclusive upon the Participant and his legal representatives with respect to any question arising hereunder.

         8. The Plan and this Agreement shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws principles thereof except to the extent preempted by federal law, which shall govern to such extent.

         9. To facilitate the execution of this Participation Agreement, it may be executed in numerous counterparts, all of which shall constitute one and the same document. Execution by one part of any counterpart hereof shall be sufficient execution by such party, irrespective of whether the same counterpart has been executed by any other party. This document shall become effective at such time as each party hereto has executed at least one counterpart hereof.

                                    AGREEMENT

         This Agreement evidences the Participant's acceptance of the benefits, terms, and conditions of this Agreement and the Plan. The Participant acknowledges that he has been encouraged to consult with legal counsel regarding the terms for his participation in the Plan, and has consulted with his own legal counsel.

Date of Execution:                   PARTICIPANT:


                                       /s/ J. M. Haggar, III
----------------------               ------------------------------------------
                                     J. M. HAGGAR, III

Date of Acceptance                   HAGGAR CLOTHING CO.



                                     By:  /s/ David Tehle
----------------------                    -------------------------------------
                                     Its: Senior V.P. & Chief Financial Officer
                                          -------------------------------------

                    THIS AGREEMENT IS SUBJECT TO ARBITRATION
                     AS PROVIDED IN SECTION 11.6 OF ThE PLAN

                        PARTICIPATION AGREEMENT UNDER THE
                                  HAGGAR CORP.
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


         This Participation Agreement is made between FRANK D. BRACKEN (the

"Participant") and HAGGAR CLOTHING CO., a Nevada corporation (the

"Participating Employer"), under the Haggar Corp. Supplemental Executive

Retirement Plan (the "Plan").

                                    RECITALS

A. Haggar Corp. (the "Corporation") previously established the Plan as a deferred compensation plan to provide Participants with reasonable and sufficient retirement benefits;

B. Haggar Clothing Co. desires to adopt the Plan and become a Participating Employer in the Plan;

C. The Corporation desires to provide a select group of its key management or highly compensated employees nonqualified supplemental retirement income; and

D. The terms and conditions of this Agreement, to the extent not controlled by the terms and conditions contained in the Plan, are as follows:

                              TERMS AND CONDITIONS

         1. The amount of the Participant's Benefit Percentage under this Agreement shall be 65%.

         2. The amount of the Participant's Pre-Retirement Death Benefit shall be annual installments equal to $400,000 each. The Participant's Pre-Retirement Death Benefit shall otherwise be paid in accordance with the terms of the Plan.

         3.       The Participant's Normal Retirement Age is age 65.

         4. The Participant's Vested Benefit Schedule shall be as follows:


           PERCENT VESTED           CONTINUED SERVICE UNTIL ATTAINMENT OF AGE
           --------------           -----------------------------------------
                 50%                                   60
                 60%                                   61
                 70%                                   62
                 80%                                   63
                 90%                                   64
                100%                                   65

         5. The Participant's spouse shall be the beneficiary of the Pre-Retirement Death Benefit. If the Participant's spouse should die prior to receipt of the final payment of such benefit, the Participant designates the following contingent beneficiary:

                  Name of Contingent Beneficiary:
                                                    -------------------------

                  Relationship to the Participant:
                                                    -------------------------

If a beneficiary is not designated, such amounts shall be paid to the estate of the Participant.

         6. By his execution of this Agreement, the Participant acknowledges and agrees that the right to maintain confidential information constitutes a proprietary right that the Haggar Corp. and its Affiliated Employers are entitled to protect. As a condition to his receipt of Retirement Benefits under the Plan, the Participant acknowledges that he will comply with the covenants set forth in Article X of the Plan, regarding maintaining Confidential Information, non-solicitation of associates, and not engaging in activities that are competitive with the Business of Haggar Corp. and its Affiliated Employers. The Participant acknowledges and agrees that in the event of any actual or threatened violation of the covenants set forth in
Article X of the Plan, Haggar Corp. and/or any Affiliated Employer may commence proceedings in any court of competent jurisdiction for, and shall be entitled to obtain, preliminary and permanent injunctive relief or other appropriate equitable remedies (without any bond or other security being required) and an accounting of all profits and benefits arising out of such violation, which rights and remedies shall be in addition to any other rights or remedies to which Haggar Corp. may be entitled at law.

         7. The terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which shall be controlling and are incorporated herein by reference. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Plan. All interpretations or determinations of Haggar Corp.'s Board of Directors and the Plan Administrator with respect to the Plan and this Agreement shall be binding and conclusive upon the Participant and his legal representatives with respect to any question arising hereunder.

         8. The Plan and this Agreement shall be governed by and construed in accordance with the laws of the State of Texas without application of the conflict of laws principles thereof except to the extent preempted by federal law, which shall govern to such extent.

         9. To facilitate the execution of this Participation Agreement, it may be executed in numerous counterparts, all of which shall constitute one and the same document. Execution by one part of any counterpart hereof shall be sufficient execution by such party, irrespective of whether the same counterpart has been executed by any other party. This document shall become effective at such time as each party hereto has executed at least one counterpart hereof.

                                    AGREEMENT

         This Agreement evidences the Participant's acceptance of the benefits, terms, and conditions of this Agreement and the Plan. The Participant acknowledges that he has been encouraged to consult with legal counsel regarding the terms for his participation in the Plan, and has consulted with his own legal counsel.

Date of Execution:                   PARTICIPANT:


                                        /s/ Frank D. Bracken
----------------------               ------------------------------------------
                                     FRANK D. BRACKEN

Date of Acceptance                   HAGGAR CLOTHING CO.



                                     By:   /s/ David Tehle
----------------------                   --------------------------------------
                                     Its:  Sr. V.P. and Chief Financial Officer
                                         --------------------------------------